                                                                      EXHIBIT 99

Debt Summary Schedule

FIXED
-----
                                                                                              MATURITY     YEARS TO
PROPERTY                                   LENDER                      RATE        BALANCE        DATE     MATURITY
--------                                   ------                      ----        -------        ----     --------
Brittany Place (*)                    (1)  KeyBank RE Cap             4.780     17,323,454    06/11/07         0.44
Seminary Towers - 1st                      Wachovia Bank              8.220      1,582,336    06/25/07         0.48
Seminary Towers - 2nd                      Wachovia Bank              8.400        570,741    06/25/07         0.48
Seminary Towers - 3rd                      Wachovia Bank              5.350     15,561,829    06/25/07         0.48
Seminary Towers - 4th                      Wachovia Bank              5.390     10,000,000    06/25/07         0.48
Southern Meadows (*)                  (1)  KeyBank RE Cap             7.250     18,691,018    07/11/07         0.53
Courtyards Village (*)                (1)  Berkshire Mtg-Freddie      6.670      4,711,204    08/01/07         0.58
Royal Gardens Apts. - 1st                  M&T Realty - Freddie Mac   4.900     30,347,057    11/01/07         0.84
Royal Gardens Apts. - 2nd                  M&T Realty - Freddie Mac   4.550      1,426,885    11/01/07         0.84
Fenland Field                              Prudential-Fannie Mae      5.050     11,874,232    12/01/07         0.92
Home Properties of Newark                  Prudential-Fannie Mae      4.840     16,261,177    12/01/07         0.92
Village Square 1, 2 & 3                    Prudential-Fannie Mae      5.050     20,699,105    12/01/07         0.92
Cypress Place                              Reilly - Fannie Mae        7.130      5,990,930    01/01/08         1.00
The Landings - 2nd                         CharterMac-Fannie Mae      6.740      3,560,164    01/01/08         1.00
The Landings -1st                          CharterMac-Fannie Mae      6.930      8,927,752    01/01/08         1.00
Virginia Village                           Wachovia - Svcr            6.910      8,770,560    01/01/08         1.00
Cambridge Village - 1st (*)           (1)  North Fork Bank            5.960      2,520,890    03/01/08         1.17
Cambridge Village - 2nd                    North Fork Bank            5.250        540,516    03/01/08         1.17
Yorkshire Village (*)                 (1)  North Fork Bank            5.810      1,443,036    03/01/08         1.17
Racquet Club South                         NorthMarq - Freddie        6.980      2,786,132    07/01/08         1.50
Westwood Village - 1st (*)            (1)  M and T Bank               5.940     15,181,581    10/31/08         1.84
Stone Ends                                 Prudential-Fannie Mae      4.530     22,812,204    11/01/08         1.84
Westwood Village - 2nd (*)            (1)  M and T Bank               5.940        859,111    11/01/08         1.84
Westwood Village - 3rd                     M and T Bank               5.550     17,478,987    11/01/08         1.84
Golf Club Apartments                       ARCS - Fannie              6.585     15,362,760    12/01/08         1.92
Devonshire - 2nd                           Wachovia - Fannie Mae      6.720      4,637,220    01/01/09         2.01
Heritage Square                            CharterMac-Fannie          5.150      6,285,239    07/01/09         2.50
Blackhawk                                  M&T Realty - Freddie Mac   5.060     13,266,890    12/01/09         2.92
William Henry                              NorthMarq - Freddie        5.310     22,547,761    12/01/09         2.92
Braddock Lee                               Prudential-Fannie Mae      4.575     21,232,033    01/01/10         3.01
Elmwood Terrace                            CharterMac-Fannie Mae      5.300     21,050,109    01/01/10         3.01
Glen Manor                                 Prudential-Fannie Mae      5.065      5,795,721    01/01/10         3.01
Hill Brook Apts                            M&T Realty - Freddie Mac   5.210     11,184,707    01/01/10         3.01
Lakeview                                   Prudential-Fannie Mae      4.575      8,639,107    01/01/10         3.01
Pleasure Bay                               Prudential-Fannie Mae      4.575     15,018,890    01/01/10         3.01
Ridley Brook                               Prudential-Fannie Mae      4.865      9,661,373    01/01/10         3.01
Sherry Lake                                GMAC - Freddie Mac         5.180     19,449,523    01/01/10         3.01
Windsor Realty                             Prudential-Fannie Mae      4.575      4,650,411    01/01/10         3.01
Bayview/Colonial                           M&T Realty - Freddie Mac   4.950     11,486,767    03/01/10         3.17
East Winds Apartments                      M&T Realty - Freddie Mac   4.990      6,523,397    03/01/10         3.17
Multi-Property                             M&T Realty - Freddie Mac   7.575     45,400,000    05/01/10         3.33
Cider Mill - 1st (*)                  (1)  Deutsche Bank - Freddie    4.720     43,083,759    10/01/10         3.75
Cider Mill - 2nd                           Deutsche Bank - Freddie    5.180     18,115,147    10/01/10         3.75
Home Properties of Devon                   Prudential-Fannie Mae      7.500     28,892,000    10/01/10         3.75
The Heights at Marlborough            (1)  Deutsche Bank - Freddie    5.420     23,523,264    10/01/10         3.75
Trexler Park                               Prudential-Fannie Mae      7.500     10,140,000    10/01/10         3.75
Multi-Property                             Prudential-Fannie Mae      7.250     32,978,000    01/01/11         4.01
Multi-Property                             Prudential-Fannie Mae      6.360      8,141,000    01/01/11         4.01
Multi-Property                             Prudential-Fannie Mae      6.160     58,881,000    01/01/11         4.01
Orleans Village - 1st                      Prudential-Fannie Mae      6.815     43,745,000    01/01/11         4.01
Orleans Village - 2nd                      Prudential-Fannie Mae      5.360     22,248,000    01/01/11         4.01
New Orleans/Arbor Crossing                 Prudential-Fannie Mae      4.860     19,168,718    03/01/11         4.17
Racquet Club East - 1st                    Prudential-Fannie Mae      6.875     21,302,132    04/01/11         4.25
Racquet Club East - 2nd                    Prudential-Fannie Mae      5.490     10,387,502    04/01/11         4.25
Timbercroft Townhomes 1 - 1st              GMAC - HUD                 8.500        478,423    05/01/11         4.33
The Meadows at Marlborough            (1)  Prudential - Fannie Mae    5.500     21,552,865    08/01/11         4.59
Lake Grove - 1st                           Prudential-Fannie Mae      6.540     25,918,727    12/01/11         4.92
Lake Grove - 2nd                           Prudential-Fannie Mae      5.510     11,138,242    12/01/11         4.92
Mount Vernon Square                   (1)  KeyBank RE Cap-Fannie      5.490     89,724,439    01/01/12         5.01
Multi-Property Notes Pay                   Seller Financing           4.000        498,997    02/01/12         5.09
Timbercroft III - 1st                      GMAC - HUD                 8.000        692,507    02/01/12         5.09
Castle Club Apartments                     NorthMarq - Freddie        7.080      6,629,565    05/01/12         5.34
Gateway Village                            Prudential-Fannie Mae      6.885      6,871,530    05/01/12         5.34
The Colonies                               Prudential-Fannie Mae      7.110     20,352,993    06/01/12         5.42
Carriage Hill - NY                         M&T Realty - Freddie Mac   6.850      5,687,521    07/01/12         5.50
Cornwall Park                              M&T Realty - Freddie Mac   6.830      5,496,885    07/01/12         5.50
Lakeshore Villas                           M&T Realty - Freddie Mac   6.850      4,914,966    07/01/12         5.50
Patricia Apts                              M&T Realty - Freddie Mac   6.830      5,212,564    07/01/12         5.50
Sunset Gardens - 1st                       M&T Realty - Freddie Mac   6.830      5,781,207    07/01/12         5.50
Sunset Gardens - 2nd                       M&T Realty - Freddie Mac   5.520      2,780,210    07/01/12         5.50
Woodholme Manor                            Prudential-Fannie Mae      7.165      3,697,329    07/01/12         5.50
Regency Club - 1st (*)                (1)  CharterMac-Fannie Mae      4.840     18,381,118    10/01/12         5.76
Regency Club - 2nd                         CharterMac-Fannie Mae      4.950      7,745,066    10/01/12         5.76
Liberty Place                         (1)  CW Capital- Fannie         5.710      6,466,762    11/01/12         5.84
Hackensack Gardens - 1st                   Wash Mutual-Fannie Mae     5.260      4,732,553    03/01/13         6.17
Hackensack Gardens - 2nd                   Wash Mutual-Fannie Mae     5.440      4,553,939    03/01/13         6.17
Topfield Apartments                        M&T Realty-Fannie Mae      5.290      6,352,429    04/01/13         6.25
Canterbury Apartments                      M&T Realty-Fannie Mae      5.020     29,066,955    05/01/13         6.34
Morningside                                JPMorganChase              6.990     17,019,296    05/01/13         6.34
Multi-Property                             Prudential - Fannie Mae    6.475    100,000,000    08/31/13         6.67
Heritage Woods Apts                   (1)  MMA Realty - Fannie        5.290      5,137,527    09/01/13         6.67
Falkland Chase                             CharterMac-Fannie Mae      5.480     14,213,813    04/01/14         7.25
Wellington Trace                           M&T Realty - Freddie Mac   5.520     25,602,934    04/01/14         7.25
Hawthorne Court                            CharterMac-Fannie Mae      5.270     37,197,106    07/01/14         7.50
Curren Terrace                             M&T Realty - Freddie Mac   5.360     14,537,239    10/01/14         7.76
Stratford Greens                           North Fork Bank            5.750     33,078,370    07/01/15         8.50
Sayville Commons                           M&T Realty - Freddie Mac   5.000     42,735,089    08/01/15         8.59
Northwood Apartments                       M&T Realty - Freddie Mac   5.500     10,675,000    12/01/15         8.92
Cinnamon Run                               M&T Realty - Freddie Mac   5.250     52,300,000    01/01/16         9.01
Peppertree Farm                            M&T Realty - Freddie Mac   5.250     80,500,000    01/01/16         9.01
The Hamptons/Vinings at Hamptons           Prudential-Fannie Mae      5.565     54,200,576    02/01/16         9.09
Devonshire - 1st                           Wachovia - Fannie Mae      5.600     39,619,686    04/01/16         9.26
Mid-Island                                 Prudential-Fannie Mae      5.480     19,913,000    04/01/16         9.26
Owings Run 1 & 2                           Prudential-Fannie Mae      5.590     43,081,000    04/01/16         9.26
Country Village                            CharterMac-Fannie Mae      5.520     19,884,520    06/01/16         9.42
Mill Towne Village                         Prudential-Fannie Mae      5.990     24,239,000    09/01/17        10.68
Chatham Hill                               M&T Realty - Freddie Mac   5.590     45,000,000    01/01/18        11.01
Bonnie Ridge - 1st                         Prudential                 6.600     14,922,268    12/15/18        11.96
Bonnie Ridge - 2nd                         Prudential                 6.160     19,073,618    12/15/18        11.96
Timbercroft III - 2nd                      M & T Realty - HUD         8.375      2,801,721    06/01/19        12.42
Timbercroft Townhomes 1 - 2nd              M & T Realty - HUD         8.375      1,902,155    06/01/19        12.42
Shakespeare Park                           Reilly Mortgage - HUD      7.500      2,275,047    01/01/24        17.01
Holiday Square (*)                    (1)  Red Capital - HUD          6.700      3,386,923    03/01/24        17.18
Bari Manor (*)                        (1)  Wachovia (Servicer)        4.440      2,763,556    10/11/28        21.79
Hudson View Estates (*)               (1)  Wachovia (Servicer)        4.500      2,143,590    10/11/28        21.79
Sherwood Townhouses (*)               (1)  Wachovia (Servicer)        4.290        669,311    10/11/28        21.79
Sparta Green (*)                      (1)  Wachovia (Servicer)        4.440      1,747,220    10/11/28        21.79
Highland House                        (1)  Arbor Comml - Fannie       6.320      6,543,025    01/01/29        22.02
Briggs-Wedgewood                      (2)  Berkshire Mtg - HUD        6.000     16,763,304    11/01/34        27.85
The Village At Marshfield (*)         (1)  Capstone Realty - HUD      5.950     24,076,185    01/01/42        35.03
WTD AVG - FIXED SECURED                                               5.766  1,895,448,206                     6.26

VARIABLE SECURED
Barrington Gardens 30L+165                 Wachovia Bank              6.990      4,170,000    03/15/08         1.21
Falkland Chase BMA Index + 1.10            MontCtyHOC-Fannie Mae      4.608     24,695,000    10/01/30        23.77
                                                                             -------------
WTD AVG - VARIABLE SECURED                                            4.952     28,865,000                    20.51
                                                                             -------------
WTD AVG - TOTAL SECURED DEBT                                          5.754  1,924,313,206                     6.48
                                                                             -------------
FIXED RATE UNSECURED - EXCHANGEABLE
SENIOR NOTE
EXCHANGEABLE SENIOR NOTE                                              4.125    200,000,000    11/01/26        19.85

VARIABLE UNSECURED - LINE OF CREDIT
LINE OF CREDIT                             M and T Bank et. al.       6.072                   09/01/08         1.67
Adjusts Daily 30 LIBOR + 75

------------------------------------- ---- -------------------------
WTD AVG - COMBINED DEBT                                               5.601  2,124,313,206                     7.74
                                                                             =============
------------------------------------- ---- -------------------------

% OF PORTFOLIO - FIXED                                                               98.6%

------------------------------------- ---- ------------------------- -------                            ------------
WTG AVG - TOTAL SECURED DEBT                                          5.754                                    6.48
------------------------------------- ---- ------------------------- -------                            ------------
WTD AVG - TOTAL PORTFOLIO                                             5.601                                    7.74
------------------------------------- ---- ------------------------- -------                            ------------

(1)  General ledger balance and rate have been adjusted  pursuant to FAS #141 to reflect fair market value of debt.

(2)  Affordable general partner minority interest property consolidated pursuant to FIN 46R.

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                       UNENCUMBERED PROPERTIES
-------------------------------------------------------------------------------
Beechwood Gardens                   160     Sherwood House                    6
Coventry Village                     94     Terry Apartments                 65
East Hill Gardens                    33     The Brooke at Peachtree         146
Gardencrest                         696     The Colony                      783
Glen Brook                          174     The Coves at Chesapeake         469
Holiday Square - Muncy               23     The Sycamores                   185
Liberty Commons                     120     Trexler Park West                84
Maple Tree                           84     Wayne Village                   275
Rider Terrace                        24     Woodleaf Apartments             228
Ridgeview at Wakefield Valley       204

Total Free and Clear Properties:     19     Units:                        3,853
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                            FIXED RATE
                       MATURING DEBT SCHEDULE
--------------------------------------------------------------------------
                            MATURING               WTD AVG     Percent of
      YEAR                    DEBT                    RATE          Total
      ----                    ----                    ----          -----
      2007                 149,049,038                5.39          7.86%
      2008                 106,234,627                5.95          5.60%
      2009                 46,737,109                 5.36          2.47%
      2010                 303,846,209                5.68         16.03%
      2011                 275,939,607                6.24         14.56%
      2012                 190,933,660                5.92         10.07%
      2013                 166,862,700                6.13          8.80%
      2014                 91,551,092                 5.39          4.83%
      2015                 86,488,458                 5.35          4.56%
      2016                 309,498,782                5.43         16.33%
  2017 - 2042              168,306,923                6.00          8.89%
                          -------------               ----        ------
     TOTAL                1,895,448,206               5.77        100.00%
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